Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Amendment No. 3 to Investment Company Act File
No. 811-10095 on Form N-1A of our report dated May 10, 2002, on Master Small Cap Value Trust appearing in the March 31, 2002 Annual Reports of Merrill Lynch Small Cap Value Fund, Inc. and Mercury Small Cap Value Fund, Inc.

/s/ Deloitte & Touche LLP New York, New York July 19, 2002